Blackman Kallick Bartelstein LLP
A member of HLB International

Phone 312/207-1040
Fax 312/207-1066
www.bkadvice.com

10 South Riverside Plaza
Suite 900
Chicago, IL 60606

Dr. Hongbing Lan
Chief Executive Officer
BroadenGate Systems, Inc.
7/F, Block A, Skyworth Building
South Hi-Tech Industrial Park
Schenzhen, China 518057

July 13, 2005

Dear Dr. Lan:

This is to confirm that the client-auditor relationship between BroadenGate Systems, Inc. (Commission File Number 1-12293) and Blackman Kallick Bartelstein, LLP, has ceased.

Sincerely,

Blackman Kallick Bartelstein, LLP

Brian K. Langham

Brian Langham

Cc: PCAOB Letter File
Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Fax No. (202) 772-9251

#00189259

This written advice is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.